UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)     JUNE 6, 2005


                        EMMIS COMMUNICATIONS CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)


              0-23264                                     35-1542018
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     (Commission File Number)                 (IRS Employer Identification No.)


   ONE EMMIS PLAZA, 40 MONUMENT CIRCLE,
     SUITE 700, INDIANPOLIS, INDIANA                         46204
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 (Address of Principal Executive Offices)                  (Zip Code)


                                  317-266-0100
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 6, 2005, Emmis Communications Corporation ("Emmis") and its principal operating subsidiary, Emmis Operating Company ("Emmis Operating Company"), entered into the First Amendment (the "Amendment") to the Revolving Credit and Term Loan Agreement, dated as of May 10, 2004, by and among Emmis Operating Company, as the borrower, Bank of America, N.A. as administrative agent for the lenders, Goldman Sachs Credit Partners L.P., as syndication agent for the lenders, Wachovia Bank, N.A, Deutsche Bank Securities Inc., and Credit Suisse First Boston acting through its Cayman Islands branch as co-documentation agents for the lenders, and the named financial institutions as lenders. Among other things, the Amendment, which is subject to customary closing conditions, modifies certain negative covenants to permit (i) Emmis to incur additional indebtedness and (ii) Emmis Operating Company to make payments to Emmis to fund interest payments on the Emmis floating rate senior notes described below, each in connection with the financing of Emmis' previously announced "Dutch Auction" tender offer to purchase for cash up to 20,250,000 shares of its Class A common stock at a price per share not less than $17.25 and not greater than $19.75.

In addition, the Amendment, among other things, (i) permits Emmis, subject to certain specified conditions, to apply a portion of the proceeds of any sales of Emmis' televisions assets to the prepayment of Emmis' outstanding indebtedness, and (ii) eases certain financial ratio covenants applicable to Emmis Operating Company including those involving leverage, interest coverage and fixed charges.

In addition, on June 6, 2005, Emmis delivered a commitment notice (the "Notice") to Bank of America Securities LLC under the Commitment and Engagement Letter (the "Commitment Letter") between the parties, dated as of May 15, 2005. The Commitment Letter and the Notice require Banc of America Securities LLC, subject to customary closing conditions, to purchase $300.0 million of Emmis floating rate senior notes due 2012 on June 13, 2005.

The description of the Amendment set forth above is qualified in its entirety to the Amendment, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.



ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

       (c)   EXHIBITS


EXHIBIT      DESCRIPTION
-------      -----------

 10.1 First Amendment to the Revolving Credit and Term Loan Agreement, dated as of June 6, 2005.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  June 6, 2005

                                      EMMIS COMMUNICATIONS CORPORATION


                                      By: /s/ J. Scott Enright
                                          --------------------------------
                                          Name:  J. Scott Enright
                                          Title: Vice President, Associate
                                                 General Counsel and Secretary

                             INDEX TO EXHIBITS



EXHIBIT      DESCRIPTION
-------      -----------

 10.1 First Amendment to the Revolving Credit and Term Loan Agreement, dated as of June 6, 2005.